[graphic omitted]

COLONIAL U.S. STOCK FUND     ANNUAL REPORT

June 30, 1998





                                              ---------------------
----------------------------                  Important information
Not FDIC   May Lose Value                     about the Fund's name
 Insured   No Bank Guarantee                       on page 5.
----------------------------                  ---------------------

                       COLONIAL U.S. STOCK FUND HIGHLIGHTS
                          July 1, 1997 - June 30, 1998

INVESTMENT OBJECTIVE: Colonial U.S. Stock Fund seeks long-term growth and income.

THE FUND IS DESIGNED TO OFFER:
  o Long-term growth potential
  o Disciplined value investment strategy
  o Expert portfolio management

PORTFOLIO MANAGER COMMENTARY: "The stock market's performance over the past year was led by a handful of large-capitalization stocks. Nevertheless, by maintaining broad diversification across a variety of industries and making good decisions on individual stock selection, the Fund performed well over the
12-month period."                                              - Mark Stoeckle


                      COLONIAL U.S. STOCK FUND PERFORMANCE


                                         CLASS A       CLASS B         CLASS C

Inception dates                          7/1/92        7/1/92          7/1/94
------------------------------------------------------------------------------
Distributions declared per share         $2.247        $2.200          $2.200
------------------------------------------------------------------------------
12-month total returns, assuming         28.66%        27.67%          27.73%
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
------------------------------------------------------------------------------
Net asset value per share on 6/30/98    $20.02        $19.68          $19.78


TOP FIVE HOLDINGS(1)                        TOP FIVE SECTORS(1)
(as of 6/30/98)                             (as of 6/30/98)
------------------------------------------------------------------------------
 1. General Electric Co.   2.8%             1. Financials             20.4%
 2. Travelers Group, Inc.  2.6%             2. Technologies           12.9%
 3. Microsoft Corp.        2.4%             3. Consumer Cyclicals     10.9%
 4. Chase Manhattan Corp.  2.4%             4. Capital Goods          10.3%
 5. TJX Companies, Inc.    1.9%             5. Health Care            10.2%

(1) Holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, holdings and sector weightings will change. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications on this page are based upon Colonial's defined criteria as used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

In June 1998, Harold Cogger retired as president of Colonial U.S. Stock Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I am pleased to present the annual report for Colonial U.S. Stock Fund for the 12-month period ended June 30, 1998.

U.S. corporations continued to benefit from a healthy economic environment in the first half of 1998. Companies in a variety of industries prospered in a favorable climate of low interest rates, low unemployment, almost non-existent inflation and steady economic growth. Although large-capitalization stocks have corrected in recent weeks, much of the stock market leadership for the year has come from a relatively small group of U.S. multinational companies. As a diversified equity fund targeting stocks of large companies, Colonial U.S. Stock Fund capitalized on the overall stock market's upward movement, providing investors with solid performance during the period.

Colonial's New Value(R) investment approach has worked well in the current bull market. This disciplined process helps our portfolio managers maintain diversification across a wide variety of industries while seeking stocks of companies with attractive valuations, consistent track records of operating performance, and favorable future growth prospects. We believe the New Value approach will continue to serve shareholders well even as stock prices experience increased volatility.

Thank you for choosing Colonial U.S. Stock Fund and for the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    August 11, 1998

Because market and economic conditions change, there can be no assurance that the trends discussed above or on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

MARK STOECKLE is portfolio manager of Colonial U.S. Stock Fund and is a vice president of Colonial Management Associates, Inc. The following is a discussion of the Fund's performance for the 12-month period ended June 30, 1998.

A RELATIVELY SMALL NUMBER OF LARGE COMPANY STOCKS DOMINATED THE MARKET

Despite the slowdown in Asia and its negative impact on worldwide markets in late 1997 and the first half of 1998, U.S. stock prices, as measured by the S&P 500 Index, posted an impressive 30.16% return over the 12-month period. Large-capitalization stocks continued to provide stronger returns in comparison to smaller-capitalization stocks. Much of the gain in the large-cap market can be attributed to the stellar performance of only a handful of the largest 500 stocks that comprise the S&P 500. The performance of this very narrow group of stocks made it even more difficult for equity fund managers to outperform the index, particularly if they did not hold at least some of these stocks in their portfolios. While all sectors in which the Fund is invested provided positive gains over the 12-month period, a few posted returns that were notably higher, including consumer cyclicals (up 66.7%), financial services (up 48.8%), health care (up 58.4%), technology (up 61.8%) and utilities (up 45.2%).(1)

GOOD STOCK SELECTION AND BROAD DIVERSIFICATION BENEFITED SHAREHOLDERS

For the 12-month period, the Fund generated a total return of 28.66% for Class A shares, based on net asset value. This compares favorably with the performance of the Lipper Growth and Income Fund category, which averaged 22.86% during the period.(2)

The Fund's strong performance during the period can be attributed mainly to two factors - broad sector diversification and good stock selection. Colonial's New Value(R) management approach includes a mandate that we maintain a broadly diversified portfolio, avoiding large bets in specific industries or sectors of the economy. This helps reduce the risk that any single industry could adversely affect the portfolio, while providing access to a wide array of investment opportunities. Moreover, it encourages us to dig deeper into each industry in search of solid companies that are attractively priced relative to their peers.

One stock that has performed well for the Fund is TJX Companies, Inc. (1.9% of the Fund's total net assets) - the owner of discount retailers Marshall's and TJ Maxx. Several factors helped push this stock to new heights over the period. First, the healthy economy and strong consumer confidence bolstered the retail industry. Second, many of the major department stores have stopped trying to compete on price with discount stores. Third, TJX is simply a well-run company with a strong management team. Finally, there is enough product differentiation between the two chains so that, when the two are in close proximity to each other, the same consumer can shop at both. Over the 12-month period, the stock price increased 79%.

In the financial services sector, we also held shares of Citicorp (1.6% of total net assets) and Travelers (2.6% of total net assets). In March 1998, a merger between the two was announced. The news was well received by investors, resulting in stock appreciation for both firms. The consolidation will enable the new company, which will be called Citigroup, to cross sell the products of both companies by leveraging the large customer base of each. Analysts anticipate that, as products are sold through new distribution channels, revenue growth should accelerate. Travelers stock rose 34% during the period, while Citicorp gained 21%.

Another stock in the portfolio is EMC Corp. (1.7% of total net assets) - a very successful yet relatively unknown technology company that has matured from a young upstart to a major player in the information storage business. EMC manufactures both the hardware and software that represent the storage component of large-scale corporate computer systems. In addition, EMC has a strong management team in place and one of the most effective sales forces in the business. While most technology stocks have become expensive, EMC was a good value in comparison to other stocks in the technology sector. Over the past 12 months, its price increased 129%.

LONG-TERM OUTLOOK REMAINS POSITIVE

It would be difficult for domestic equities to continue growing at the impressive pace they have set over the last few years. Nevertheless, our long-term outlook remains positive. Should current economic conditions remain unchanged, we believe that well-managed companies should continue to find ways to increase productivity and maintain reasonable earnings growth rates.

The extent of Asia's economic crisis and its impact on U.S. corporate earnings is still uncertain. We may continue to see foreign investors moving money into U.S. blue-chip companies as part of a flight-to-quality trend. While most large multinational companies have at least some exposure to Asian countries, they have had six to eight months to make appropriate adjustments. We are encouraged to see that large-cap companies are continuing to look for ways to further reduce costs and increase productivity. By using new technology, well-seasoned management teams are focusing on what they do well and are shedding unproductive assets. This type of strategy should continue to reward long-term shareholders.

Effective September 1, 1998, the Fund's name will change to Colonial U.S. Growth & Income Fund from Colonial U.S. Stock Fund. This name change will not affect how the Fund is managed. Colonial U.S. Growth and Income Fund will continue to be managed for growth and income, seeking long-term appreciation by investing primarily in large-capitalization equities.

(1) Sector performance based on the Standard & Poor's 500 Index.
(2) Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper Growth and Income Fund category. The Fund's Class A shares ranking for the one-year period is in the first quartile (ranked 119 out of 668 funds) and in the second quartile for the five-year period (78th of 275 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

      COLONIAL U.S. STOCK FUND INVESTMENT PERFORMANCE VS. THE S&P 500 INDEX
                Change in Value of $10,000 from 7/1/92 - 6/30/98
                     Based on NAV and POP for Class A Shares

                      NAV                POP             S&P 500 Index
-----------------------------------------------------------------------
  7/1/92            $10,000            $10,000              $10,000
 7/31/92             10,420              9,820               10,408
 8/31/92             10,140              9,556               10,195
 9/30/92             10,210              9,622               10,315
10/30/92             10,290              9,698               10,350
11/30/92             10,660             10,047               10,702
12/31/92             10,957             10,327               10,833
 1/29/93             11,087             10,450               10,924
 2/26/93             11,077             10,440               11,072
 3/31/93             11,598             10,931               11,306
 4/30/93             11,358             10,705               11,033
 5/28/93             11,749             11,073               11,327
 6/30/93             11,889             11,206               11,360
 7/30/93             11,789             11,111               11,314
 8/31/93             12,231             11,528               11,743
 9/30/93             12,412             11,699               11,653
10/29/93             12,493             11,774               11,894
11/30/93             12,282             11,575               11,780
12/31/93             12,511             11,792               11,923
 1/31/94             12,770             12,035               12,328
 2/28/94             12,470             11,753               11,993
 3/31/94             12,016             11,325               11,471
 4/29/94             12,037             11,344               11,618
 5/31/94             12,181             11,481               11,808
 6/30/94             11,895             11,211               11,519
 7/29/94             12,144             11,446               11,897
 8/31/94             12,684             11,955               12,384
 9/30/94             12,528             11,808               12,081
10/31/94             12,694             11,964               12,352
11/30/94             12,279             11,573               11,903
12/30/94             12,469             11,752               12,079
 1/31/95             12,780             12,046               12,392
 2/28/95             13,381             12,612               12,875
 3/31/95             13,704             12,916               13,254
 4/28/95             14,004             13,199               13,644
 5/31/95             14,582             13,744               14,189
 6/30/95             14,850             13,996               14,518
 7/31/95             15,332             14,450               14,999
 8/31/95             15,242             14,366               15,036
 9/29/95             15,769             14,862               15,671
10/31/95             15,668             14,767               15,615
11/30/95             16,239             15,305               16,299
12/29/95             16,146             15,218               16,613
 1/31/96             16,584             15,630               17,178
 2/29/96             16,851             15,882               17,338
 3/29/96             16,863             15,894               17,505
 4/30/96             17,483             16,478               17,763
 5/31/96             17,920             16,890               18,220
 6/28/96             17,650             16,635               18,289
 7/31/96             16,699             15,739               17,482
 8/30/96             17,223             16,233               17,851
 9/30/96             17,980             16,946               18,855
10/31/96             18,443             17,383               19,375
11/29/96             19,797             18,659               20,838
12/31/96             19,326             18,215               20,425
 1/31/97             20,652             19,465               21,701
 2/28/97             20,692             19,502               21,871
 3/31/97             19,963             18,815               20,974
 4/30/97             21,170             19,952               22,225
 5/30/97             22,430             21,140               23,584
 6/30/97             23,322             21,981               24,632
 7/31/97             25,448             23,985               26,592
 8/29/97             24,491             23,083               25,103
 9/30/97             25,860             24,373               26,477
10/31/97             24,624             23,208               25,594
11/28/97             25,554             24,085               26,778
12/31/97             26,124             24,622               27,237
 1/30/98             26,394             24,876               27,538
 2/27/98             28,313             26,685               29,523
 3/31/98             29,707             27,998               31,034
 4/30/98             29,692             27,984               31,352
 5/29/98             28,927             27,264               30,814
 6/30/98             30,007             28,281               32,065

              CURRENT VALUE OF A $10,000 INVESTMENT MADE ON 7/1/92
                                  As of 6/30/98

        CLASS A SHARES           CLASS B SHARES          CLASS C SHARES
        NAV       POP            NAV    W/CDSC           NAV     W/CDSC
------------------------------------------------------------------------
      $30,007   $28,281        $28,640  $28,540        $28,662  $28,662

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 6/30/98
----------------------------------------------------------------------------
                    CLASS A SHARES     CLASS B SHARES       CLASS C SHARES
INCEPTION               7/1/92             7/1/92              7/1/94
                    NAV       POP       NAV     W/CDSC      NAV       W/CDSC
1 YEAR             28.66%    21.26%    27.67%   22.67%     27.73%     26.73%
----------------------------------------------------------------------------
5 YEARS            20.34     18.92     19.44    19.24      19.45      19.45
----------------------------------------------------------------------------
LIFE OF FUND       20.09     18.91     19.16    19.09      19.17      19.17
----------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75%. The CDSC returns reflect the maximum charges of 5% for one year, 2% for five years and 1% since inception for Class B shares, and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C share performance information includes returns of the Fund's Class B shares for periods prior to the Class C share inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and Class C shares.

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of widely held, large-capitalization U.S. stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and Class C shares.

                              INVESTMENT PORTFOLIO
                          JUNE 30, 1998 (IN THOUSANDS)

COMMON STOCKS - 91.1%                                      SHARES      VALUE
-----------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING  - 0.4%
 AGRICULTURE - CROPS
 RJR Nabisco Holdings Corp.                                   170  $    4,033
                                                                   ----------

-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 22.7%
 DEPOSITORY INSTITUTIONS - 6.5%
 BankAmerica Corp.                                            118      10,226
 Chase Manhattan Corp.                                        311      23,511
 Citicorp                                                     105      15,671
 Comerica, Inc.                                               155      10,235
 Dime Bancorp, Inc.                                           160       4,790
                                                                   ----------
                                                                       64,433
                                                                   ----------

 INSURANCE CARRIERS - 11.4%
 Allmerica Financial Corp.                                     72       4,680
 Allstate Corp.                                                48       4,349
 American International Group, Inc.                            72      10,512
 Conseco, Inc.                                                211       9,864
 Equitable Companies, Inc.                                     71       5,321
 ITT Hartford Group, Inc.                                      73       8,395
 Mercury General Corp.                                        167      10,735
 Old Republic International Corp.                             365      10,698
 Travelers Group, Inc.                                        424      25,693
 United Healthcare Corp.                                      188      11,957
 Wellpoint Health Networks, Inc.                              149      11,048
                                                                   ----------
                                                                      113,252
                                                                   ----------

 NONDEPOSITORY CREDIT INSTITUTIONS - 2.6%
 American Express Co.                                         141      16,108
 SLM Holding Corp.                                            208      10,182
                                                                   ----------
                                                                       26,290
                                                                   ----------

 SECURITY BROKERS & DEALERS - 2.2%
 Bear Stearns Companies, Inc.                                  87       4,936
 Lehman Brothers Holdings, Inc.                               120       9,307
 Morgan Stanley Dean Witter Discover & Co.                     82       7,493
                                                                   ----------
                                                                       21,736
                                                                   ----------

-----------------------------------------------------------------------------
MANUFACTURING - 39.5%
 APPAREL - 1.4%
 VF Corp.                                                     270      13,905
                                                                   ----------

 CHEMICALS & ALLIED PRODUCTS - 9.5%
 American Home Products Corp.                                 185       9,584
 Dow Chemical Co.                                              99       9,601
 Eli Lilly & Co.                                               90       5,951
 Goodrich (B.F.) Co.                                           91       4,516
 Johnson & Johnson                                             55       4,027
 Merck & Co., Inc.                                            140      18,712
 Procter & Gamble Co.                                          63       5,755
 Rohm & Haas Co.                                               66       6,891
 Schering-Plough Corp.                                        199      18,270
 Warner-Lambert Co.                                           159      11,031
                                                                   ----------
                                                                       94,338
                                                                   ----------

 COMMUNICATIONS EQUIPMENT - 1.2%
 Lucent Technologies, Inc.  (a)                               140      11,653
                                                                   ----------

 ELECTRICAL INDUSTRIAL EQUIPMENT - 2.7%
 General Electric Co.                                         302      27,464
                                                                   ----------

 ELECTRONIC COMPONENTS - 0.6%
 SCI Systems, Inc.  (a)                                       157       5,922
                                                                   ----------

 FABRICATED METAL - 0.8%
 Danaher Corp.                                                220       8,079
                                                                   ----------

 FOOD & KINDRED PRODUCTS - 2.2%
 Hershey Foods, Corp.                                          17       1,180
 Interstate Bakeries Corp.                                    145       4,805
 Philip Morris Co., Inc.                                      416      16,388
                                                                   ----------
                                                                       22,373
                                                                   ----------

 FURNITURE & FIXTURES - 1.5%
 Herman Miller, Inc.                                          228       5,534
 Masco Corp.                                                  155       9,377
                                                                   ----------
                                                                       14,911
                                                                   ----------

 MACHINERY & COMPUTER EQUIPMENT - 7.7%
 Baker Hughes, Inc.                                           117       4,044
 Caterpillar, Inc.                                             81       4,262
 Compaq Computer Corp.                                        331       9,392
 EMC Corp.  (a)                                               378      16,939
 Ingersoll Rand Co.                                           181       7,984
 Sun Microsystems, Inc.  (a)                                  224       9,747
 Timken Co.                                                   109       3,359
 Tyco International Ltd.                                      270      17,010
 Varco International, Inc.  (a)                               175       3,467
                                                                   ----------
                                                                       76,204
                                                                   ----------

 MEASURING & ANALYZING INSTRUMENTS - 1.7%
 Honeywell, Inc.                                               34       2,808
 Tektronix, Inc.                                              109       3,863
 Thermo Electron Corp.  (a)                                   299      10,225
                                                                   ----------
                                                                       16,896
                                                                   ----------

 PETROLEUM REFINING - 5.1%
 Ashland Oil, Inc.                                             75       3,872
 Atlantic Richfield Co.                                        88       6,875
 Chevron Corp.                                                 22       1,861
 Exxon Corp.                                                  156      11,096
 Mobil Corp.                                                  128       9,823
 Texaco, Inc.                                                 134       7,986
 USX-Marathon Group                                           260       8,928
                                                                   ----------
                                                                       50,441
                                                                   ----------

 PRIMARY METAL - 0.4%
 USX-US Steel Group                                           121       3,993
                                                                   ----------

 TRANSPORTATION EQUIPMENT - 4.7%
 Chrysler Corp.                                               133       7,498
 Dana Corp.                                                    90       4,815
 Eaton Corp.                                                   41       3,188
 Ford Motor Co.                                               100       5,900
 General Dynamics Corp.                                       182       8,472
 Textron, Inc.                                                116       8,330
 United Technologies Corp.                                     93       8,630
                                                                   ----------
                                                                       46,833
                                                                   ----------

-----------------------------------------------------------------------------
MINING & ENERGY - 1.5%
 NONMETALLIC, EXCEPT FUELS - 0.3%
 Vulcan Materials Co.                                          32       3,393
                                                                   ----------

 OIL & GAS EXTRACTION - 0.5%
 Transocean Offshore, Inc.                                    107       4,762
                                                                   ----------

 OIL & GAS FIELD SERVICES - 0.7%
 Schlumberger Ltd.                                            101       6,900
                                                                   ----------

-----------------------------------------------------------------------------
RETAIL TRADE - 9.2%
 APPAREL & ACCESSORY STORES - 1.9%
 TJX Companies, Inc.                                          787      18,996
                                                                   ----------

 FOOD STORES - 1.7%
 Albertson's, Inc.                                            190       9,839
 Safeway, Inc.   (a)                                          174       7,077
                                                                   ----------
                                                                       16,916
                                                                   ----------

 GENERAL MERCHANDISE STORES - 2.9%
 Dayton Hudson Corp.                                          318      15,413
 Dillard Department Stores, Inc.                              120       4,973
 Federated Department Stores, Inc.  (a)                       163       8,782
                                                                   ----------
                                                                       29,168
                                                                   ----------

 HOME FURNISHINGS & EQUIPMENT - 0.3%
 CompUSA, Inc.  (a)                                           176       3,181
                                                                   ----------

 MISCELLANEOUS RETAIL - 2.4%
 CVS Corp.                                                    180       7,009
 Office Depot, Inc.  (a)                                      537      16,949
                                                                   ----------
                                                                       23,958
                                                                   ----------

-----------------------------------------------------------------------------
SERVICES - 6.9%
 BUSINESS SERVICES - 0.8%
 Cendant Corp.                                                369       7,707
                                                                   ----------

 COMPUTER RELATED SERVICES - 1.5%
 Autodesk, Inc.                                               266      10,274
 Cadence Design Systems, Inc.  (a)                            149       4,656
                                                                   ----------
                                                                       14,930
                                                                   ----------

 COMPUTER SOFTWARE - 4.0%
 Computer Associates International, Inc.                      120       6,668
 Microsoft Corp.  (a)                                         222      24,059
 Oracle Systems Corp.  (a)                                    350       8,597
                                                                   ----------
                                                                       39,324
                                                                   ----------

 HEALTH SERVICES - 0.6%
 HEALTHSOUTH Corp.  (a)                                       232       6,308
                                                                   ----------

-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY  SERVICES - 10.2%
 Air Transportation - 1.2%
 AMR Corp.  (a)                                                28       2,364
 Continental Airlines, Inc., Class B  (a)                     120       7,305
 US Airways Group, Inc.  (a)                                   33       2,615
                                                                   ----------
                                                                       12,284
                                                                   ----------

 ELECTRIC, GAS & SANITARY SERVICES - 0.2%
 Sempra Energy  (a)                                            86       2,395
                                                                   ----------

 ELECTRIC SERVICES - 2.7%
 FPL Group, Inc.                                              113       7,119
 GPU, Inc.                                                    229       8,655
 MarketSpan Corp.                                             226       6,771
 NIPSCO Industries, Inc.                                      168       4,704
                                                                   ----------
                                                                       27,249
                                                                   ----------

 MOTOR FREIGHT & WAREHOUSING - 0.8%
 CNF Transportation                                           175       7,438
                                                                   ----------

 TELECOMMUNICATIONS - 5.3%
 Ameritech Corp.                                              210       9,442
 AT&T Corp.                                                   100       5,712
 Bell Atlantic Corp.                                           61       2,782
 BellSouth Corp.                                               55       3,672
 MCI Communications Corp.                                      87       5,057
 SBC Communications, Inc.                                     157       6,281
 US West, Inc.                                                204       9,607
 WorldCom, Inc.  (a)                                          200       9,687
                                                                   ----------
                                                                       52,240
                                                                   ----------

-----------------------------------------------------------------------------
WHOLESALE TRADE - 0.7%
 NONDURABLE GOODS
 Bergen Brunswig Corp., Class A                               102       4,744
 Richfood Holdings, Inc.                                      123       2,554
                                                                   ----------
                                                                        7,298
                                                                   ----------

TOTAL COMMON STOCKS (cost of $651,004)                                907,203
                                                                   ----------

CORPORATE FIXED INCOME BONDS & NOTES - 2.9%                 PAR
-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 1.0%
 DEPOSITORY INSTITUTIONS - 0.4%
 Fleet/Norstar Financial Group, Inc.,
                               8.625%    01/15/07         $ 3,000       3,446
                                                                   ----------

 NONDEPOSITORY CREDIT INSTITUTIONS - 0.6%
 General Motors Acceptance Corp.,
                               8.500%    01/15/03           4,000       4,359
 Household Finance Co.,
                               8.250%    02/15/05           1,820       2,000
                                                                   ----------
                                                                        6,359
                                                                   ----------

-----------------------------------------------------------------------------
MANUFACTURING - 0.3%
 MACHINERY & COMPUTER EQUIPMENT
 Xerox Corp.,
                               8.125%    04/15/02           3,000       3,215
                                                                   ----------

-----------------------------------------------------------------------------
MINING & ENERGY - 0.3%
CRUDE PETROLEUM & NATURAL GAS
 Union Oil of California,
                               7.200%    05/15/05           3,000       3,126
                                                                   ----------

-----------------------------------------------------------------------------
RETAIL TRADE - 0.3%
 GENERAL MERCHANDISE STORES
 Wal-Mart Stores, Inc.,
                               8.625%    04/01/01           3,000       3,214
                                                                   ----------

-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY  SERVICES - 1.0%
 ELECTRIC SERVICES - 0.4%
 Texas Utilities Electric Co.,
                               8.250%    04/01/04           3,000       3,280
                                                                   ----------

 GAS SERVICES - 0.3%
 Southern Natural Gas Co.,
                               8.625%    05/01/02           2,500       2,707
                                                                   ----------

 RAILROAD - 0.3%
 Norfolk Southern Corp.,
                               7.875%    02/15/04           3,000       3,234
                                                                   ----------

TOTAL CORPORATE FIXED INCOME
  BONDS & NOTES (cost of $28,189)                                      28,581
                                                                   ----------

TOTAL INVESTMENTS - 94.0% (cost of $679,193) (b)                      935,784
                                                                   ----------

SHORT-TERM OBLIGATIONS - 6.3%
-----------------------------------------------------------------------------
 Repurchase agreement with ABN AMRO Chicago Corp., dated 6/30/98, due
 7/01/98 at 6.100% collateralized by U.S. Treasury notes and bill with various maturities to 2027, market value $64,383 (repurchase proceeds $63,029)
                                                           63,018      63,018
                                                                   ----------

OTHER ASSETS & LIABILITIES, NET - (0.3)%                               (3,399)
-----------------------------------------------------------------------------

NET ASSETS - 100.0%                                                $  995,403
                                                                   ==========

-----------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------------
 (a) Non-incoming producing.
 (b) Cost for federal income tax purposes is $679,233.

                      STATEMENT OF ASSETS & LIABILITIES
                                JUNE 30, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $679,193)                               $  935,784
Short-term obligations                                                 63,018
                                                                   ----------
                                                                      998,802
Cash                                                 $     4
Receivable for:
  Fund shares sold                                     8,366
  Dividends                                              801
  Interest                                               688
Other                                                      6            9,865
                                                    --------       ----------
    Total Assets                                                    1,008,667

LIABILITIES
Payable for:
  Investments purchased                               10,223
  Fund shares repurchased                              2,959
Accrued:
  Deferred Trustees fees                                   3
Other                                                     79
                                                    --------
    Total Liabilities                                                  13,264
                                                                   ----------

NET ASSETS                                                         $  995,403
                                                                   ==========

Net asset value & redemption price per share - Class A
($306,864/15,327)                                                  $    20.02
                                                                   ==========

Maximum offering price per share - Class A
($20.02/0.9425)                                                    $    21.24(a)
                                                                   ==========

Net asset value & offering price per share - Class B
($660,305/33,559)                                                  $    19.68(b)
                                                                   ==========

Net asset value & offering price per share - Class C
($28,234/1,428)                                                    $    19.78(b)
                                                                   ==========

COMPOSITION OF NET ASSETS
Capital paid in                                                    $  686,447
Overdistributed net investment income                                    (597)
Accumulated net realized gains                                         52,962
Net unrealized appreciation                                           256,591
                                                                   ----------
                                                                   $  995,403
                                                                   ==========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998

(in thousands)
INVESTMENT INCOME
Dividends                                                          $   11,102
Interest                                                                4,116
                                                                   ----------
                                                                       15,218

EXPENSES
Management fee                                       $ 6,292
Service fee                                            1,997
Distribution fee - Class B                             3,820
Distribution fee - Class C                               124
Transfer agent                                         2,271
Bookkeeping fee                                          285
Trustees fee                                              41
Custodian fee                                             33
Audit fee                                                 30
Legal fee                                                  7
Registration fee                                         122
Reports to shareholders                                   22
Other                                                     41           15,085
                                                     -------       ----------
       Net Investment Income                                              133
                                                                   ----------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                                     106,072
Net unrealized appreciation                                            82,936
                                                                   ----------
       Net Gain                                                       189,008
                                                                   ----------

Increase in Net Assets from Operations                             $  189,141
                                                                   ==========

See notes to financial statements.

                     STATEMENT OF CHANGES IN NET ASSETS

 (in thousands)                                      Year ended June 30
                                                ------------------------------
INCREASE (DECREASE) IN NET ASSETS                    1998 (a)         1997
Operations:
Net investment income                               $     133      $     829
Net realized gain                                     106,072         51,644
Net unrealized appreciation                            82,936         98,331
                                                    ---------      ---------
    Net Increase from Operations                      189,141        150,804
Distributions:
From net investment income - Class A                     (133)          (829)
In excess of net investment income - Class A             (467)          (133)
From net realized gains - Class A                     (28,096)       (14,099)
From net realized gains - Class B                     (54,761)       (26,520)
From net realized gains - Class C                      (1,472)          (730)
                                                    ---------      ---------
                                                      104,212        108,493
                                                    ---------      ---------
Fund Share Transactions:
Receipts for shares sold - Class A                    101,316         53,358
Value of distributions reinvested - Class A            26,994         14,112
Cost of shares repurchased - Class A                  (72,950)       (57,688)
                                                    ---------      ---------
                                                       55,360          9,782
                                                    ---------      ---------

Receipts for shares sold - Class B                    211,504         80,246
Value of distributions reinvested - Class B            51,719         25,068
Cost of shares repurchased - Class B                  (80,862)       (69,516)
                                                    ---------      ---------
                                                      182,361         35,798
                                                    ---------      ---------

Receipts for shares sold - Class C                     19,023          8,192
Value of distributions reinvested - Class C             1,415            689
Cost of shares repurchased - Class C                   (5,871)        (7,781)
                                                    ---------      ---------
                                                       14,567          1,100
                                                    ---------      ---------
Net Increase from Fund Share
  Transactions                                        252,288         46,680
                                                    ---------      ---------
      Total Increase                                  356,500        155,173

NET ASSETS
Beginning of period                                   638,903        483,730
                                                    ---------      ---------
End of period (net of overdistributed
net investment income of  $597 and
$130, respectively)                                 $ 995,403      $ 638,903
                                                    =========      =========

(a) Class D shares were redesignated Class C shares on July 1, 1997.

See notes to financial statements.

                 STATEMENT OF CHANGES IN NET ASSETS - CONT.


                                                     Year ended June 30
                                                ------------------------------
NUMBER OF FUND SHARES                                1998 (a)         1997
Sold - Class A                                          5,358          3,447
Issued for distributions reinvested - Class A           1,536            945
Repurchased - Class A                                  (3,855)        (3,757)
                                                    ---------      ---------
                                                        3,039            635
                                                    ---------      ---------

Sold - Class B                                         11,217          5,207
Issued for distributions reinvested - Class B           2,981          1,724
Repurchased - Class B                                  (4,344)        (4,589)
                                                    ---------      ---------
                                                        9,854          2,342
                                                    ---------      ---------

Sold - Class C                                          1,003            534
Issued for distributions reinvested - Class C              81             47
Repurchased - Class C                                    (319)          (505)
                                                    ---------      ---------
                                                          765             76
                                                    =========      =========

(a) Class D shares were redesignated Class C shares on July 1, 1997.

See notes to financial statements.

                           NOTES TO FINANCIAL STATEMENTS
                                   JUNE 30, 1998

NOTE 1.  ACCOUNTING POLICIES
------------------------------------------------------------------------------
ORGANIZATION: Colonial U.S. Stock Fund (the Fund), a series of Colonial Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long-term growth and income. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge and will convert to Class A shares when they have been outstanding approximately eight years. Effective July 1, 1997, Class D shares were redesignated to Class C shares which are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Per share data was calculated using the average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee per share applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fees applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER:  Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.80% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer Agent fee will be reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Adviser, is the Fund's principal underwriter. For the year ended June 30, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $200,651 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $592,336 and $3,460 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class C shares, only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: Through December 31, 1997, the Adviser had agreed to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of the service fees, distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceeded 1.25% annually of the Fund's average net assets. Effective January 1, 1998, the expense limit was eliminated.

For the period ended December 31, 1997, the Fund's operating expenses did not exceed the 1.25% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended June 30, 1998, purchases and sales of investments, other than short-term obligations, were $546,494,998 and $397,402,620, respectively.

Unrealized appreciation (depreciation) at June 30, 1998 based on cost of investments for federal income tax purposes was:

           Gross unrealized appreciation    $   269,911,300
           Gross unrealized depreciation        (13,360,720)
                                            ---------------
               Net unrealized appreciation  $   256,550,580
                                            ===============

OTHER: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended June 30, 1998.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                     Year ended June 30
                                             ----------------------------------
                                                           1998
                                             Class A      Class B    Class C (b)
                                             --------     -------    ----------
Net asset value -
  Beginning of period                        $ 17.550     $17.370     $17.440
                                             --------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (a)                             0.097      (0.043)     (0.044)
Net realized and unrealized gain                4.620       4.553       4.584
                                             --------     -------     -------
   Total from Investment Operations             4.717       4.510       4.540
                                             --------     -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                     (0.010)       --          --
In excess of net investment income             (0.037)       --          --
From net realized gains                        (2.200)     (2.200)     (2.200)
                                             --------     -------     -------
 Total Distributions Declared
  to Shareholders                              (2.247)     (2.200)     (2.200)
                                             --------     -------     -------
Net asset value - End of period              $ 20.020     $19.680     $19.780
                                             ========     =======     =======
Total return (c)                               28.66%      27.67%      27.73%
                                             ========     =======     =======

RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                    1.41%       2.16%       2.16%
Net investment income (d)                       0.53%      (0.22)%     (0.22)%
Portfolio turnover                                53%         53%         53%
Net assets at end
of period (000)                              $306,864     $60,305     $28,234

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class D shares were redesignated to Class C shares on July 1, 1997.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                          FINANCIAL HIGHLIGHTS - CONT.

                       Year ended June 30
-----------------------------------------------------------------------
                 1997                              1996
 Class A       Class B     Class C    Class A     Class B      Class C
---------     --------     -------    -------     --------     -------

$  14.470     $ 14.360     $14.410    $13.260     $ 13.180     $13.240
---------     --------     -------    -------     --------     -------


    0.099       (0.015)     (0.015)     0.121        0.017       0.016

    4.314        4.275       4.295      2.292        2.265       2.268
---------     --------     -------    -------     --------     -------

    4.413        4.260       4.280      2.413        2.282       2.284
---------     --------     -------    -------     --------     -------

   (0.072)        --          --       (0.118)      (0.017)     (0.029)
   (0.011)        --          --         --           --          --

   (1.250)      (1.250)     (1.250)    (1.085)      (1.085)     (1.085)
---------     --------     -------    -------     --------     -------

   (1.333)      (1.250)     (1.250)    (1.203)      (1.102)     (1.114)
---------     --------     -------    -------     --------     -------

$  17.550     $ 17.370     $17.440    $14.470     $ 14.360     $14.410
=========     ========     =======    =======     ========     =======
   32.13%       31.21%      31.24%     18.85%       17.91%      17.84%
=========     ========     =======    =======     ========     =======


    1.45%        2.20%       2.20%      1.45%        2.20%       2.20%
    0.65%       (0.10)%     (0.10)%     0.87%        0.12%       0.12%
      83%          83%         83%        89%          89%         89%

$ 215,680     $411,670     $11,553    $68,554     $306,718     $ 8,458

------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
51% of the ordinary income distributed by the Fund in the year ended June 30, 1998 qualifies for the corporate dividends received deduction.

For the fiscal year ended June 30, 1998 the Fund earned $93,456,597 of long term capital gains of which $34,443,015 and $59,013,582 are 28% and 20% rate gains, respectively.
------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                     Year ended June 30
                                             ---------------------------------
                                                            1995
                                              Class A     Class B      Class C
                                             --------     --------     -------
Net asset value - Beginning of period        $ 11.460     $ 11.400     $11.460
                                             --------     --------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                0.165        0.075       0.074
Net realized and unrealized gain (loss)         2.530        2.513       2.534
                                             --------     --------     -------
   Total from Investment Operations             2.695        2.588       2.608
                                             --------     --------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                     (0.160)      (0.073)     (0.093)
From net realized gains                        (0.735)      (0.735)     (0.735)
                                             --------     --------     -------
 Total Distributions Declared
  to Shareholders                              (0.895)      (0.808)     (0.828)
                                             --------     --------     -------
Net asset value - End of period              $ 13.260     $ 13.180     $13.240
                                             ========     ========     =======
Total return (b)                               24.84%       23.94%      24.01%
                                             ========     ========     =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                        1.46%        2.21%       2.21%
Net investment income                           1.37%        0.62%       0.62%
Portfolio turnover                                84%          84%         84%
Net assets at end of period (000)            $124,171     $218,201     $ 3,028

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                          FINANCIAL HIGHLIGHTS - CONT.

       Year ended June 30
     -----------------------
              1994
      Class A       Class B
     --------      --------

     $ 11.820      $ 11.770
     --------      --------


        0.142         0.053

       (0.119)       (0.122)
     --------      --------

        0.023        (0.069)
     --------      --------

       (0.138)       (0.056)

       (0.245)       (0.245)
     --------      --------

       (0.383)       (0.301)
     --------      --------

     $ 11.460      $ 11.400
     ========      ========
        0.05%       (0.71)%
     ========      ========


        1.49%        2.24%
        1.19%        0.44%
         117%         117%

     $ 97,180      $150,121

                        REPORT OF INDEPENDENT ACCOUNTANTS

          T0 THE TRUSTEES OF COLONIAL TRUST VI AND THE SHAREHOLDERS OF
                             COLONIAL U.S STOCK FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial U.S. Stock Fund (the "Fund") (a series of Colonial Trust VI) at June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 1998

                     IMPORTANT INFORMATION ABOUT THIS REPORT



The Transfer Agent for Colonial U.S. Stock Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial U.S. Stock Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial U.S. Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and by the most recent copy of our Performance Update.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)



[logo] L I B E R T Y
       COLONIAL FUNDS o STEIN ROE ADVISOR FUNDS o NEWPORT FUNDS
       Liberty Funds Distributor, Inc. (C)1998
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                   SF-02/612F-0698 (8/98) 98/847